SYMBOLLON PHARMACEUTICALS, INC.
                      37 Loring Drive, Framingham, MA 01702
                    Phone: (508) 620-7676 Fax: (508) 620-7111

FOR IMMEDIATE RELEASE

                    SYMBOLLON PHARMACEUTICALS, INC. ANNOUNCES
                           THIRD QUARTER 2002 RESULTS

                     COMPANY FACES POSSIBLE NASDAQ DELISTING

                                       CONTACT: Paul C. Desjourdy, President/COO
                                                 SYMBOLLON PHARMACEUTICALS, INC.
                                                            (508) 620-7676, x202

FRAMINGHAM, MASSACHUSETTS, November 14, 2002 -- Symbollon Pharmaceuticals, Inc. (NASDAQ: SYMBA) today announced a net loss for the quarter ended September 30, 2002.

For the three months ended September 30, 2002, the Company reported a net loss of $130,760, or a diluted loss per share of $0.03, compared with a net loss of $384,349, or a diluted loss per share of $0.09 in the prior year. For the nine months ended September 30, 2002, the Company reported a net loss of $446,146, or a diluted loss per share of $0.11, compared with a net loss of $1,118,666, or a diluted loss per share of $0.26 in the prior year. The decreased loss for the periods reflected decreased development costs for IoGen(TM), the Company's treatment for fibrocystic breast disease (FBD) and decreased general and administrative expenses, partially offset by decreased interest income.

"Discussions continue with potential corporate partners for IoGen," said Jack H. Kessler, Ph.D., Chairman and Chief Executive Officer of Symbollon. "We remain focused on consummating a relationship that will secure the necessary resources to fund further clinical development."

In other matters, the continued listing criteria for the Nasdaq SmallCap Market include, in part, that the Company maintain stockholders' equity of at least $2.5 million and a minimum bid price of $1.00 per share of common stock. The Company has received a deficiency notice that its common stock fails to comply with the $1.00 minimum bid price requirement, and that the Company has until February 18, 2003 to regain compliance with the minimum bid price requirement. Additionally, as of September 30, 2002, the Company's stockholder equity was $1,869,988. If the Company continues to be unable to meet the criteria for continued listing, its securities will be delisted, possibly as soon as the end of November, from the Nasdaq SmallCap Market.

Symbollon Pharmaceuticals, Inc. is a specialty pharmaceutical company focused on the development and commercialization of proprietary drugs based on its molecular iodine technology. Molecular iodine is the active species of iodine, a proven therapeutic. The Company has developed patented iodine-based technology that it believes maximizes the `therapeutic index' of iodine, thereby making iodine potentially useful in a number of pharmaceutical applications. Symbollon already has completed Phase I and II clinical trials evaluating IoGen(TM) as a potential treatment for fibrocystic breast disease (FBD). IoGen(TM) is an oral tablet that generates molecular iodine in situ (in the stomach of the patient). For more information about Symbollon, please visit the Company's Web site at www.symbollon.com.

This news release contains statements by the Company that involve risks and uncertainties and may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements reflect management's current views and are based on certain assumptions. Actual results could differ materially from those currently anticipated as a result of a number of factors, including, but not limited to, the risks and uncertainties associated with whether (i) future clinical trial results will support the use of IoGen for the treatment of fibrocystic breast disease, (ii) Symbollon will be able to obtain the resources necessary to complete the development process for IoGen, (iii) IoGen with successfully complete the regulatory approval process,
(iv) competitive products will receive regulatory approval, (v) the Company's ability to enter into new arrangements (including with respect to IoGen) with corporate partners and (vi) such other factors as may be disclosed from time-to-time in the Company's reports as filed with the Securities and Exchange Commission. Given these uncertainties, current or prospective investors are cautioned not to place undue reliance on any such forward-looking statements.

                              - Tables to Follow -


                         SYMBOLLON PHARMACEUTICALS, INC.
                               SUMMARY OF RESULTS
        (U.S. dollars, in thousands, except share and per share amounts)


                                                 Three Months Ended                         Nine Months Ended
                                                   September 30,                              September 30,
                                         -----------------------------------         ---------------------------------
                                             2002                 2001                   2002                2001
                                         -------------        --------------         -------------        ------------
Revenue:
 Net Product Sales                    $            76      $             51       $           280      $          156
Contract Revenues                                 ---                   ---                   ---                   5
License Fee Revenues                              ---                   ---                   ---                 ---
                                         -------------        --------------         -------------        ------------
          Total Revenue                            76                    51                   280                 161

Operating Expenses:
    Cost of Goods Sold                             74                    46                   230                 122
    Research and Development                       73                   295                   229                 778
    General and Administrative                     65                   116                   285                 475
                                         -------------        --------------         -------------        ------------
          Total Operating Expenses                212                   457                   744               1,375

Loss from Operations                            (136)                 (406)                 (464)             (1,214)
Other Income  (Net)                                 5                    22                    18                  95
                                         -------------        --------------         -------------        ------------
Net Loss                              $         (131)      $          (384)       $         (446)      $      (1,119)
                                         =============        ==============         =============        ============

Basic and Diluted Net Loss per share
                                      $        (0.03)      $         (0.09)       $        (0.11)      $       (0.26)
                                         =============        ==============         =============        ============
Weighted Average Number of Shares
Outstanding - Basic and Diluted
                                            4,196,204             4,207,653             4,193,068           4,226,937
                                         =============        ==============         =============        ============




                         SYMBOLLON PHARMACEUTICALS, INC.

                                  BALANCE SHEET
                          (U.S. dollars, in thousands)


                                                                       September 30,             December 31,
                                                                      ------------------------------------------
                                                                           2002                      2001
                                                                      ----------------          ----------------
ASSETS
       Cash and cash equivalents                                   $            1,432        $            1,946
       Other Current Assets                                                       124                       162
       Equipment and other assets net                                             432                       419
                                                                      ----------------          ----------------
                                                                   $            1,988        $            2,527
                                                                      ================          ================
 LIABILITIES AND SHAREHOLDERS'  EQUITY
       Liabilities
       Current liabilities                                         $              118        $              222
       Other liabilities                                                          ---                       ---
                                                                      ----------------          ----------------
           Total liabilities                                                      118                       222

       Shareholders' Equity                                                     1,870                     2,305
                                                                      ----------------          ----------------
                                                                   $            1,988        $            2,527
                                                                      ================          ================


                                                                 ####